Exhibit 10.1b




                         AMENDMENT NO. 2


          AMENDMENT NO. 2 dated as of January 31, 1997 (this "Amendment"), among Foodbrands America, Inc., a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), The Chase Manhattan Bank, formerly known as Chemical Bank, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), collateral agent (in such capacity, the "Collateral Agent") and Issuing Lender (in such capacity, the "Issuing Lender"), and Citibank, N.A. as managing agent (in such capacity, the "Managing Agent").

          PRELIMINARY STATEMENTS.

          (1)  The Borrower, the Lenders, the Administrative
Agent, the Collateral Agent, the Issuing Lender and the Managing
Agent have entered into the Credit Agreement dated as of December 11, 1995 and into Amendment No. 1 to the Credit
Agreement dated as of May 13, 1996 (the Credit Agreement as so amended is referred to herein as the "Credit Agreement").

          (2)  The parties hereto have agreed to amend the Credit
Agreement as hereinafter set forth.

          (3) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.  Amendment of the Credit Agreement.  The
Credit Agreement is amended as follows:

          (a) The definition of "EBITDA" in the Credit Agreement is amended to add the following after subsection (e) thereof:

          ", minus noncash gains for such period (other than any noncash gain realized by the Borrower prior to January
          1, 1997)."

          (b) Section 7.15 of the Credit Agreement is amended to reflect the following maximum Total Debt Ratios for the following fiscal periods:

          Fiscal Period Ending:              Ratio:

          September 30, 1997                 5.00 to 1.00

          December 31, 1997                  4.50 to 1.00

          March 31, 1998                     4.50 to 1.00

          June 30, 1998                      4.50 to 1.00

          September 30, 1998                 4.50 to 1.00

          December 31, 1998                  4.00 to 1.00

          (c) Section 7.16 of the Credit Agreement is amended to reflect the following permissible Consolidated Interest Expense
Coverage Ratios for the following fiscal periods:

          Fiscal Period Ending:              Ratio:

          March 31, 1997                     1.20 to 1.00

          June 30, 1997                      1.20 to 1.00

          September 30, 1997                 1.20 to 1.00

          December 31, 1997                  1.50 to 1.00

          March 31, 1998                     1.50 to 1.00

          June 30, 1998                      1.75 to 1.00

          September 30, 1998                 1.75 to 1.00

          December 31, 1998                  2.00 to 1.00

          (d) Exhibit M to the Credit Agreement is amended to delete Item 2 thereof and renumber the remaining items therein accordingly.

          SECTION 2.  Representations and Warranties.  The
Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent and the Issuing
Lender that:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

          SECTION 3.  Conditions to Effectiveness.  The
amendments to the Credit Agreement set forth in this Amendment shall become effective as of the date first above written when the Administrative Agent shall have received:

     (a) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Subsidiary Guarantors, and the Required Lenders;

     (b) a certificate of the Secretary or Assistant Secretary of each of the Borrower and the Subsidiary Guarantors dated as of the date hereof and certifying (i) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower or such Subsidiary Guarantor, as the case may be, authorizing the execution, delivery and performance of this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; (ii) that the certificate of incorporation and bylaws of the Borrower or such Subsidiary Guarantor, as the case may be, in effect as of the date hereof have not been amended, modified, altered or rescinded since May 9, 1996 or that the certificate of incorporation and bylaws of the Borrower or such Subsidiary Guarantor, as the case may be, in effect as of the date hereof are attached thereto; and (iii) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of the Borrower or such Subsidiary Guarantor, as the case may be;

     (c) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant
     Secretary executing the certificate pursuant to (b) above;
     and

     (d) such other documents as the Lenders or their counsel or Sidley & Austin, counsel for the Administrative Agent, may reasonably request.



          SECTION 4. Reaffirmation. The Borrower reaffirms, and by acknowledging this Amendment in the space provided below each Subsidiary Guarantor reaffirms, its obligations under each Loan Document (including without limitation the Guarantee Agreement) to which it is a party, which Loan Documents remain in full force and effect.

          SECTION 5. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

          SECTION 6.  Applicable Law.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          SECTION 7.  Counterparts.  This Amendment may be
executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Sidley &
Austin, counsel for the Administrative Agent.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                              FOODBRANDS AMERICA, INC.


                              By: /s/ Bryant P. Bynum
                                 ____________________
                                   Name:  Bryant P. Bynum
                                   Title:  Vice President


                              THE CHASE MANHATTAN BANK,
                              individually, as Administrative
                              Agent, as Collateral Agent and as
                              Issuing Lender,


                              By: /s/ Timothy J. Storms
                                 ______________________
                                   Name:  Timothy J. Storms
                                   Title:  Managing Director


                              CITIBANK, N.A., individually and as
                              Managing Agent,


                              By: /s/ Charles S. Foster
                                 ______________________
                                   Name:  Charles S. Foster
                                   Title:  Vice President


                              CREDIT LYONNAIS, CAYMAN
                              ISLANDS BRANCH,


                              By:____________________________
                                   Name:
                                   Title:


                              CREDIT LYONNAIS, NEW YORK
                              BRANCH,


                              By:____________________________
                                   Name:
                                   Title:


                              FIRST BANK NATIONAL
                              ASSOCIATION,


                              By: /s/ Bradley R. Sprang
                                 ______________________
                                   Name:  Bradley R. Sprang
                                   Title:  Commercial Banking
                                           Officer



                              THE FIRST NATIONAL BANK OF
                              BOSTON,


                              By: /s/ Kimberly F. Harris
                                 _______________________
                                   Name:  Kimberly F. Harris
                                   Title:  Vice President


                              HELLER FINANCIAL, INC.


                              By: /s/ Christina M. Rashid
                                 ________________________
                                   Name:  Christina M. Rashid
                                   Title:  Vice President


                              THE LONG-TERM CREDIT BANK OF
                              JAPAN, LTD., CHICAGO BRANCH,


                              By: /s/ Armund J. Schoen, Jr.
                                 __________________________
                                   Name:  Armund J. Schoen, Jr.
                                   Title:  V.P. & Deputy General
                                           Manager


                              THE MITSUBISHI TRUST AND
                              BANKING CORPORATION,


                              By: /s/ Hachiro Hosoda
                                 ___________________
                                   Name:  Hachiro Hosoda
                                   Title:  Senior Vice President


                              NATIONSBANK OF TEXAS, N.A.,


                              By: /s/ Bianca Hemmen
                                 __________________
                                   Name:  Bianca Hemmen
                                   Vice President:  Senior Vice
                                      President


                              BANQUE FRANCAISE DU COMMERCE
                              EXTERIEUR,


                              By: /s/ G. Kevin Dooley
                                 ____________________
                                   Name:  G. Kevin Dooley
                                   Title:  Vice President

                              By: /s/ William C. Maier
                                 _____________________
                                   Name:  William C. Maier
                                   Title:  VP-Group Manager


                              LIBERTY BANK AND TRUST
                              COMPANY OF OKLAHOMA CITY, N.A.,


                              By: /s/ Mark C. Demos
                                 __________________
                                   Name:  Mark C. Demos
                                   Title:  Vice President


                              DEUTSCHE BANK AG, NEW YORK
                              AND/OR CAYMAN ISLANDS
                              BRANCHES,


                              By: /s/ Stephan A. Wiedemann
                                 _________________________
                                   Name:  Stephan A. Wiedemann
                                   Title:  Vice President

                              By: /s/ Thomas A. Foley
                                 ____________________
                                   Name:  Thomas A. Foley
                                   Title:  Assistant Vice
                                           President


                              BANQUE PARIBAS,


                              By:

                                   Name:
                                   Title:

                              By:

                                   Name:
                                   Title:


                              VAN KAMPEN AMERICAN CAPITAL
                              PRIME RATE INCOME TRUST,


                              By: /s/ Kathleen A. Zarn
                                 _____________________
                                   Name:  Kathleen A. Zarn
                                   Title:  Vice President


                              RESTRUCTURED OBLIGATIONS BACKED
                              BY SENIOR ASSETS B.V.

                              By:  Chancellor LGT Senior Secured
                                   Management, Inc. as Portfolio
                                   Advisor

                              By: /s/ Gregory L. Smith
                                 _____________________
                                   Name:  Gregory L. Smith
                                   Title:  Vice President

                              STICHTING RESTRUCTURED OBLIGATIONS
                              BACKED BY SENIOR ASETS 2 (ROSA2)

                              By:  Chancellor LGT Senior Secured
                                   Management, Inc. as Portfolio
                                   Advisor

                              By: /s/ Gregory L. Smith
                                 _____________________
                                   Name:  Gregory L. Smith
                                   Title:  Vice President


                              AERIES FINANCE LTD.,


                              By: /s/  Andrew Ian Wignall
                                 ________________________
                                   Name:  Andrew Ian Wignall
                                   Title:  Director



                              CAPTIVA FINANCE LTD.,


                              By: /s/ Derrie Boggess
                                 ___________________
                                   Name:  Derrie Boggess
                                   Title:  Director

ACKNOWLEDGED AND AGREED TO:

JOS. COPPERFIELD & SONS, INC.


By: /s/ Bryant P. Bynum
   ____________________
     Name:  Bryant P. Bynum
     Title:  Vice President


CONTINENTAL DELI FOODS, INC.


By: /s/ Bryant P. Bynum
   ____________________
     Name:  Bryant P. Bynum
     Title:  Vice President


SPECIALTY BRANDS, INC.


By: /s/ Bryant P. Bynum
   ____________________
     Name:  Bryant P. Bynum
     Title:  Vice President


FBAI INVESTMENTS CORPORATION


By: /s/ Bryant P. Bynum
   ____________________
     Name:  Bryant P. Bynum
     Title:  Vice President


BRENNAN PACKING CO., INC.


By: /s/ Bryant P. Bynum
   ____________________
     Name:  Bryant P. Bynum
     Title:  Vice President


NATIONAL SERVICE CENTER, INC.


By: /s/ Bryant P. Bynum
   ____________________
     Name:  Bryant P. Bynum
     Title:  Vice President


DOSKOCIL FOOD SERVICE COMPANY, L.L.C.

By:  Continental Deli Foods, Inc., as Member

By: /s/ Bryant P. Bynum
   ____________________
     Name:  Bryant P. Bynum
     Title:  Vice President


KPR HOLDINGS, L.P.

By:  Jos. Copperfield & Sons, Inc.
           General Partner

By: /s/ Bryant P. Bynum
   ____________________
     Name:  Bryant P. Bynum
     Title:  Vice President